UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14A-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Nocopi Technologies, Inc.
(Name of Registrant as Specified in its Charter)
Cedar Creek Partners, LLC
Eriksen Capital Management LLC
Tim Eriksen
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
NOCOPI TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS
[•], 2022

PROXY STATEMENT
OF
CEDAR CREEK PARTNERS, LLC
AND
ERIKSEN CAPITAL MANAGEMENT LLC

PLEASE SIGN, DATE, AND RETURN THE ENCLOSED
WHITE PROXY CARD TODAY.
This proxy statement (this “Proxy Statement”) and the enclosed WHITE proxy card are being furnished by Cedar Creek Partners, LLC, a Washington limited liability company (“CCP”), and its affiliate, Eriksen Capital Management LLC, a Washington limited liability company (“ECM” and together with CCP, “Eriksen Capital,” “we,” or “us”), in connection with the solicitation of proxies from the holders of shares of common stock, par value $.01 per share (the “Common Stock”), of Nocopi Technologies, Inc., a Maryland corporation (“Nocopi”), for the Annual Meeting of Stockholders of Nocopi scheduled to be held at [•], on [•], 2022, at [•] and at any adjournments, postponements, or other delays thereof  (the “Annual Meeting”).
Who we are:   Founded in 2005, ECM provides investment advisory services to individual accounts and private funds. ECM maintains a concentrated portfolio and it applies a highly disciplined, research driven approach to investing. CCP is an investment partnership founded in 2006 that focuses primarily on micro-cap and small cap stocks. ECM is the managing member of CCP.
Eriksen Capital is one of the largest stockholders of Nocopi, owning approximately 9.8 percent of Nocopi. In his individual capacity, our managing partner, Tim Eriksen, is the beneficial owner of approximately one percent of Nocopi.
What we believe:   As a substantial stockholder of Nocopi, we are deeply disturbed by the alarming track record of Nocopi’s board of directors (the “Board”). For example, the Board has failed to hold an annual meeting for over two decades, thereby denying stockholders the right to choose their representatives on the Board. Recently, the Board — acting unilaterally and without stockholder approval — has imposed an onerous classified structure. Classifying the Board means that directors serve three-year terms in different classes, such that only certain directors are for election at any annual meeting of Nocopi’s stockholders. This is contrary to good governance and we believe was undertaken solely to entrench the existing directors. In addition, the Board has failed to exercise adequate financial oversight over Nocopi’s management, resulting in Nocopi’s failure to return meaningful value to its stockholders since Nocopi’s current Chief Executive Officer (“CEO”), Michael Feinstein, took over in 2000.
Why is change needed:   We believe that the problems at Nocopi are systemic and are the result of directors who have abdicated their responsibility to serve the best interests of the stockholders. Nocopi’s poor governance and history of underperformance calls for a new director with a fresh perspective who will prioritize the interests of Nocopi’s stockholders, rather than prevent stockholders from having a voice at Nocopi.
What can we do:   We believe that meaningful change requires a reconstitution of the Board. Because of the classified structure of the Board, only Nocopi’s Class I director, who is currently Phillip White, is up for election at the Annual Meeting. We believe that our director nominee, Tim Eriksen, is the right person to serve as an agent of change on behalf of stockholders. He will bring to the Board a fresh perspective and the relevant qualifications and experiences necessary for the Board to create long-term value for the stockholders.
At the Annual Meeting, Nocopi’s stockholders will consider and act on the following proposals:

Proposal		Our Recommendation
1.	To elect Tim Eriksen to serve as a Class I director of Nocopi for a term expiring at Nocopi’s 2025 annual meeting of stockholders and until his successor has been elected and qualified.	FOR MR. ERIKSEN
2.	An advisory vote on a proposal requesting a declassified board structure.	FOR A DECLASSIFIED BOARD STRUCTURE
Detailed information concerning the Proposals is set forth under the captions “Proposal 1 — Election of Tim Eriksen” and “Proposal 2 — Proposal Requesting a Declassified Board.”
As of the date of this Proxy Statement, Eriksen Capital is the beneficial owner of 6,621,253 shares of Common Stock, representing approximately 9.8 percent of the Common Stock outstanding. In his individual capacity, Mr. Eriksen is the beneficial owner of an additional 639,886 shares of Common Stock, representing approximately one percent of Nocopi. We intend to vote all shares of Common Stock that are beneficially owned by us in accordance with our recommendations described above. We have been advised by Mr. Eriksen that he intends to vote all shares of Common Stock that are beneficially owned by him in accordance with the recommendations described above.
Nocopi has disclosed that it has set the close of business on [•], 2022 (the “Record Date”), as the record date for determining stockholders entitled to vote at the Annual Meeting. Nocopi has disclosed that as of the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.
ERIKSEN CAPITAL IS CONDUCTING THE SOLICITATION AND IS NOT ACTING ON BEHALF OF NOCOPI OR THE BOARD.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE BOARD BY AUTHORIZING A PROXY TO VOTE FOR EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.
Do not return any proxy card that you may receive from Nocopi, even as a protest vote. If you have already submitted a proxy card, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date, and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.
This Proxy Statement is dated [•], 2022, and is first being mailed to stockholders, along with the enclosed WHITE proxy card, on or about [•], 2022.
PLEASE VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED
WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IMPORTANT INFORMATION REGARDING THE SOLICITATION
Your prompt action is important. We urge you to vote the enclosed WHITE proxy card TODAY. Your vote is important, no matter how many or how few shares of Common Stock you own. Please send in your WHITE proxy card today.
For additional information or assistance, please contact InvestorCom LLC (“InvestorCom”), the firm assisting Eriksen Capital in its solicitation of proxies:

InvestorCom LLC 19 Old Kings Highway S., Suite 130 Darien, CT 06820 Stockholders call toll-free: (877) 972-0090 Banks and brokers call collect: (203) 972-9300

i

ABOUT ERIKSEN CAPITAL
Founded in 2005, ECM provides investment advisory services to individual accounts and private funds. ECM maintains a concentrated portfolio and it applies a highly disciplined, research driven approach to investing. CCP is an investment partnership founded in 2006 that focuses primarily on micro-cap and small cap stocks. ECM is the managing member of CCP.
Eriksen Capital is one of the largest stockholders of Nocopi, owning approximately 9.8 percent of Nocopi.
REASONS FOR THIS PROXY SOLICITATION
As a substantial stockholder of Nocopi, we are deeply disturbed by the Board’s alarming track record of (1) preventing stockholders from exercising their right to elect the members of the Board, including by failing to hold an annual meeting of stockholders for over two decades, (2) adopting poor corporate governance measures designed to entrench the sitting Board members, and (3) failing to ensure a meaningful return of value to Nocopi’s stockholders.
The Board has not held an annual meeting of Nocopi’s stockholders since 1999, the same year that Nocopi’s current CEO and Chairman of the Board (“Chairman”), Michael Feinstein, was elected to the Board in a proxy battle. In the more than two decades that Mr. Feinstein has served as CEO and Chairman, he has never once stood for election and has stacked the Board with directors hand-picked by him, none of whom has ever been voted to the Board by stockholders. In failing to hold annual meetings, the Board has prevented the stockholders from having any voice at Nocopi.
When stockholders, including Eriksen Capital, raised concerns about Nocopi’s failure to hold annual meetings, the Board responded by unilaterally amending its organizational documents to classify the Board. Classifying the Board means that directors serve three-year terms in different classes, such that only certain directors are for election at any annual meeting of Nocopi’s stockholders. This is contrary to good governance and we believe was undertaken solely to entrench the existing directors. To add insult to injury, the Board also unilaterally and substantially increased the number of shares necessary to call a special meeting. The ability of stockholders to call a special meeting imposes an important additional governor on the actions of the Board and helps to ensure that stockholders have a voice at their corporation. We do not believe that there is any rational business justification for the Board’s efforts to entrench itself and disenfranchise Nocopi’s stockholders.
In addition, the Board has failed to exercise adequate financial oversight over Nocopi’s management, resulting in Nocopi’s failure to return meaningful value to its stockholders. Since Mr. Feinstein took over as CEO in 2000, Nocopi’s growth has stagnated. Indeed, Nocopi’s current stock price is nearly the same as what it was when Mr. Feinstein became CEO over twenty years ago. Because the Board has not held an annual meeting in over two decades, Nocopi’s stockholders have been unable to hold the Board accountable for its financial oversight failures.
In our opinion, the Board’s repeated efforts to prevent stockholders from exercising their right to choose Nocopi’s directors violate even the most basic principles of good corporate governance. Nocopi’s poor governance and history of underperformance calls for a new director with a fresh perspective who will prioritize the interests of Nocopi’s stockholders, rather than prevent stockholders from having a voice at Nocopi.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION
The following are some of the questions that you, as a stockholder of Nocopi, may have about this proxy solicitation and the answers to those questions. The following is not a substitute for the information contained in the remainder of this Proxy Statement. The information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this entire Proxy Statement (including any annexes hereto) carefully before deciding whether to grant a proxy.
Q:
Who is making this solicitation?

A:
Proxies are being solicited by Eriksen Capital. Eriksen Capital is one of Nocopi’s largest stockholders, with beneficial ownership of 6,621,253 shares of Common Stock, representing approximately 9.8 percent of the Common Stock outstanding.

Additional information about Eriksen Capital is set forth under the caption “About Eriksen Capital.”
Q:
What is being voted on at the Annual Meeting?

A:
At the Annual Meeting, Nocopi’s stockholders will consider and act upon the following matters:

1.
To elect a Class I director for a term expiring at Nocopi’s 2025 annual meeting of stockholders and until his or her successor has been elected and qualified.

2.
An advisory vote on a proposal requesting a declassified board structure.

3.
To transact such other business as may properly come before the Annual Meeting.

Q:
How does Eriksen Capital recommend that you vote?

A:
At the Annual Meeting, we recommend that you vote:

1.
“FOR” the election of Tim Eriksen to serve as a Class I director of Nocopi.

2.
“FOR” a declassified board structure.

We intend to vote our shares of Common Stock consistent with these recommendations.
Q:
Why is Eriksen Capital soliciting your vote?

A:
As a substantial stockholder of Nocopi, we are deeply disturbed by the alarming track record of the Board. For example, the Board has failed to hold an annual meeting for over two decades, thereby denying stockholders the right to choose their representatives on the Board. Recently, the Board — acting unilaterally and without stockholder approval — has imposed an onerous classified structure. Classifying the Board means that directors serve three-year terms in different classes, such that only certain directors are for election at any annual meeting of Nocopi’s stockholders. This is contrary to good governance and we believe was undertaken solely to entrench the existing directors. In addition, the Board has failed to exercise adequate financial oversight over Nocopi’s management, resulting in Nocopi’s failure to return meaningful value to its stockholders since Nocopi’s current CEO, Michael Feinstein, took over in 2000.

We believe that the problems at Nocopi are systemic and are the result of directors who have abdicated their responsibility to serve the best interests of the stockholders. Nocopi’s poor governance and history of underperformance calls for a new director with a fresh perspective who will prioritize the interests of Nocopi’s stockholders, rather than prevent stockholders from having a voice at Nocopi.
Additional information concerning the background of, and our reasons for, this proxy solicitation is set forth under the captions “Background of the Solicitation” and “Reasons for this Proxy Solicitation,” respectively.
Q:
Who is Tim Eriksen?

A:
Tim Eriksen is a highly qualified individual with a diversity of experience relevant to Nocopi. Mr. Eriksen founded ECM in 2005. He is an accomplished public company director and executive. He is also an expert in corporate governance. Mr. Eriksen will bring needed accountability to the Board. For additional information about Mr. Eriksen, please see the section of this Proxy Statement captioned “Proposal 1 — Election of Tim Eriksen.”
Q:
Who can vote at the Annual Meeting?

A:
If you are a record or beneficial owner of shares of Common Stock as of the close of business on the Record Date, then you have the right to vote at the Annual Meeting.

Q:
How many shares of Common Stock must be voted in favor of Mr. Eriksen to elect him?

A:
Nocopi’s organizational documents provide that directors are elected by the affirmative vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions, if any, will not count as votes cast and will have no effect. Broker non-votes, if any, will not count as votes cast and will have no effect. The presence in person or by proxy of stockholders (without regard to class) entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum.

Q:
How many shares of Common Stock must be voted in favor of any proposal other than the election of directors that properly comes before the Annual Meeting?

A:
To the knowledge of Eriksen Capital, with respect to any proposal other than the election of directors that properly comes before the Annual Meeting, such proposal will be approved if it receives the affirmative vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions, if any, will not count as votes cast and will have no effect. Broker non-votes, if any, will not count as votes cast and will have no effect.

Q:
What should I do to vote at the Annual Meeting?

A:
If you hold your shares of Common Stock on the books and records of Nocopi in your own name, please authorize a proxy to vote by signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

If you hold your shares of Common Stock in “street name” in the name of a bank, brokerage firm, dealer, trust company, or other nominee, only that entity can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company, or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting instruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company, or other nominee. If your bank, brokerage firm, dealer, trust company, or other nominee provides for voting instructions to be delivered by telephone or over the Internet, instructions will be included on the enclosed WHITE voting instruction form.
YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, we encourage you to vote the enclosed WHITE proxy card TODAY so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, we recommend that you sign, date, and return a WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:
How do proxies work?

A:
Giving Eriksen Capital your proxy means that you authorize the individuals designated by Eriksen Capital (known as “proxy holders”) to vote your shares of Common Stock on your behalf at the Annual Meeting according to the directions that you provide. Whether or not you are able to attend the Annual Meeting, we urge you to vote the enclosed WHITE proxy card TODAY. If you specify a choice with respect to any item by marking the appropriate box on the WHITE proxy card, the shares of Common Stock to which that proxy card relates will be voted in accordance with that specification. If no specification is made, the shares of Common Stock will be voted in accordance with our recommendation described in this Proxy Statement and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting.
Q:
What is the deadline for submitting proxies?

A:
Proxies can be submitted until the polls are closed at the Annual Meeting. However, to be sure that we receive your proxy in time to utilize it, please provide your proxy as early as possible.

Q:
May I change my vote?

A:
Yes. Even after you have submitted your proxy, you may change your vote at any time by returning a later dated proxy card or voting at the Annual Meeting by ballot. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Q:
What should I do if I receive a proxy card from Nocopi?

A:
We urge you to discard any proxy card that you receive from Nocopi. If you submit a WHITE proxy card, do not sign or return a proxy card solicited by Nocopi or follow any voting instructions provided by Nocopi unless you want to change your vote. Only your latest signed and dated proxy will count.

Q:
Whom should I contact if I have any questions about Eriksen Capital’s solicitation?

A:
Please call or write InvestorCom, the firm assisting Eriksen Capital in its solicitation, at:

InvestorCom LLC
19 Old Kings Highway S., Suite 130
Darien, CT 06820
Stockholders call toll-free: (877) 972-0090
Banks and brokers call collect: (203) 972-9300

IMPORTANT
Your vote is important, no matter how many or how few shares of Common Stock you own.
WE RECOMMEND THAT YOU VOTE FOR ALL OF THE PROPOSALS.
Please vote each and every WHITE proxy card and WHITE voting instruction form that you receive, as each account must be voted separately.

BACKGROUND OF THE SOLICITATION
Eriksen Capital has been an investor in Nocopi since March 2021, believing the shares of Nocopi to be undervalued.
On May 6, 2021, Eriksen Capital filed a Schedule 13D with the Securities and Exchange Commission (“SEC”) disclosing ownership of approximately 6.4 percent of the Common Stock. The Schedule 13D conveyed our concerns that Nocopi has not held an annual meeting of stockholders since 1999 and that none of the current directors, other than Mr. Feinstein in 1999, had ever stood for election by Nocopi’s stockholders.
On July 22, 2021, Eriksen Capital filed an amendment to its Schedule 13D to disclose its beneficial ownership of 7.4 percent of the Common Stock.
On August 16, 2021, Eriksen Capital filed an amendment to its Schedule 13D to disclose its beneficial ownership of 8.8 percent of the Common Stock.
On August 24, 2021, Eriksen Capital delivered to Nocopi a written request to call a special meeting of the stockholders of Nocopi. The request was signed by stockholders representing in excess of 25 percent of the outstanding shares of Common Stock.
On August 26, 2021, Eriksen Capital issued a press release titled “Cedar Creek Partners LLC Submits Request for Special Meeting of the Stockholders of Nocopi Technologies, Inc.” The press release disclosed that Eriksen Capital and other stockholders submitted a letter to Nocopi requesting that it call a special meeting of Nocopi’s stockholders. The press release stated Eriksen Capital’s intent to present proposals to reconstitute the Board with high quality, independent directors who are committed to acting in the best interests of Nocopi’s stockholders. The press release also commented on the Board’s failure to exercise proper financial oversight over Nocopi, including its failure to ensure a return of capital to Nocopi’s stockholders.
On August 27, 2021, Eriksen Capital filed an amendment to its Schedule 13D to disclose its beneficial ownership of 9 percent of the Common Stock.
On October 5, 2021, counsel for Nocopi sent a letter to Eriksen Capital and other stockholders involved in the August 24, 2021 special meeting request, informing them that the Board rejected their request to call a special meeting of the stockholders of Nocopi. The letter claimed that the special meeting request failed to comply with Nocopi’s then-operative bylaws. We strongly believe that our request validly called for a special meeting under Nocopi’s then-operative bylaws and that the rationale the Board provided for rejecting the request was pretext for its true motivation: to continue to entrench the current directors and deny the stockholders the opportunity to elect Nocopi’s directors.
On October 28, 2021, the Board, without approval of Nocopi’s stockholders, adopted resolutions to classify the Board. Classifying the Board means that directors serve three-year terms in different classes, such that only certain directors are for election at any annual meeting of Nocopi’s stockholders. As a result, certain of the current directors may remain on the Board for up to an additional two years after the Annual Meeting before having their Board seats up for election. Also without the approval of Nocopi’s stockholders, the Board: (1) limited the stockholders’ ability to remove directors by requiring the affirmative vote of at least two-thirds of the outstanding shares of Common Stock to remove directors, rather than a simple majority vote; (2) stripped the stockholders of any power to determine the number of directors on the Board, instead empowering the Board alone to make such determination; and (3) removed the stockholders’ ability to fill vacancies on the Board, instead empowering the Board alone with the authority to fill director vacancies. The Board formalized its adoption of these resolutions on October 29, 2021 by filing Articles Supplementary (the “Articles Supplementary”) with the State of Maryland. We believe every one of the changes that the Board adopted was done to entrench Nocopi’s sitting directors and thwart the will of the stockholders in contravention of good corporate governance.
On November 9, 2021, Eriksen Capital issued a press release entitled “Largest Shareholder of Nocopi Technologies Objects to Board Entrenchment.” The press release disclosed, among other things, that the Board had rejected the stockholders’ August 24, 2021 request for Nocopi to call a special meeting of stockholders.

On November 12, 2021, Nocopi filed its Quarterly Report on Form 10-Q with the SEC for the quarterly period ended September 30, 2021. The 10-Q disclosed that Nocopi had a net income of $1,100 in the three months ended September 30, 2021, a $162,000 decrease compared to its net income in the three months ended September 30, 2020. Similarly, the 10-Q disclosed that Nocopi had a net income of $158,400 for the nine months ended September 30, 2021, a $128,100 decrease compared to its net income for the nine months ended September 30, 2020. The 10-Q further showed that, as of September 30, 2021, Nocopi had over $2.1 million in cash, none of which it has returned to its stockholders in the form of a stock buyback or dividends.
On December 13, 2021, Eriksen Capital filed an amendment to its Schedule 13D to disclose its beneficial ownership of 9.8 percent of the Common Stock.
On January 28, 2022, the Board amended and restated Nocopi’s bylaws (the “Bylaws”), including to reflect and effectuate the corporate governance changes the Board adopted in the Articles Supplementary. The amendments to the Bylaws furthered the Board’s ongoing efforts to entrench itself, including by substantially increasing the number of shares necessary to call a special meeting. The ability of stockholders to call a special meeting imposes an important additional governor on the actions of the Board and helps to ensure that stockholders have a voice at their corporation.
On February 2, 2022, Nocopi filed a Form 8-K with the SEC disclosing that it intends to hold an annual meeting of stockholders on June 16, 2022. The 8-K also disclosed the Board’s designation of each class of directors, assigning (1) Phillip White as a Class I director, with his term to expire at the 2022 annual meeting, (2) Joseph Raymond as a Class II director, with his term to expire at the 2023 annual meeting, and (3) Michael Feinstein and Marc Rash as Class III directors, with their terms to expire at the 2024 annual meeting. We believe the class assignments were designed to prevent stockholders from voting on Mr. Feinstein and Mr. Rash until 2024. Mr. Feinstein has not been elected to the Board by Nocopi’s stockholders since his initial election in 1999 and Mr. Rash has never been elected to the Board by Nocopi’s stockholders.
On February 11, 2022, CCP (1) nominated Mr. Eriksen for election to the Board as a Class I director at the Annual Meeting; and (2) proposed an advisory vote at the Annual Meeting to declassify the Board.
On [•], 2022, Eriksen Capital filed this Proxy Statement.
Throughout our history of interactions with Nocopi, we have consistently advocated for a resolution that avoids a proxy contest. Nocopi has repeatedly failed to respond in good faith to our efforts. As such, we have no choice but to pursue a proxy contest.

PROPOSAL 1 — ELECTION OF TIM ERIKSEN
Proposal 1 provides for the election of Tim Eriksen to serve as a Class I director of Nocopi for the term ending at Nocpi’s 2025 annual meeting of stockholders and until his successor has been elected and qualified.
Mr. Eriksen has furnished the following information regarding his principal occupations and certain other matters. The age of Mr. Eriksen is given as of March 22, 2022. Mr. Eriksen is a citizen of the United States of America.
Tim Eriksen, age 53, founded ECM, a Custer, Washington-based investment advisory firm, in 2005. Mr. Eriksen is the President of ECM. ECM is the managing member of CCP, a hedge fund founded in 2006 that focuses primarily on micro-cap and small cap stocks. Prior to founding ECM, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks. Earlier in his career, Mr. Eriksen worked for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen received a B.A. from The Master’s University and an M.B.A. from Texas A&M University.
Since August 2015, Mr. Eriksen has been a director, and since July 2016 the chief executive officer and interim chief financial officer, of Solitron Devices, Inc., a publicly traded designer, developer, manufacturer and marketer of solid-state semiconductor components and related devices primarily for the military and aerospace markets. From April 2018 to August 2021, Mr. Eriksen served on the board of Novation Companies, Inc., a provider of outsourced health care staffing and related services, and was a member of the Audit Committee. Since October 2019, Mr. Eriksen has served on the board of TSR, Inc., a provider of contract computer programming services, and is Chairman of the Audit Committee and Lead Independent Director.  Since August 2021, Mr. Eriksen has served on the board of PharmChem, Inc., a provider of a sweat patch device to test for drug abuse.
Eriksen Capital believes that Mr. Eriksen’s board experience and extensive financial expertise, including knowledge of unlisted micro-cap companies and capital allocation, would be of substantial value to the Board. Mr. Eriksen is also an expert in corporate governance. Eriksen Capital believes that the election of Mr. Eriksen will provide additional accountability, and the voice of a major outside stockholder, to the Board.
In his individual capacity, Mr. Eriksen is the beneficial owner of 639,886 shares of Common Stock, representing approximately one percent of Nocopi. Mr. Eriksen may also be deemed to have the power to direct the voting and disposition of the shares of Common Stock owned (beneficially or of record) by CCP, and may be deemed to be the indirect beneficial owner of such shares. Mr. Eriksen disclaims beneficial ownership of CCP’s shares of Common Stock for all other purposes.
ERIKSEN CAPITAL URGES YOU TO VOTE FOR THE ELECTION OF TIM ERIKSEN ON THE ENCLOSED WHITE PROXY CARD.
If Mr. Eriksen is elected, he will not constitute a majority of the Board. As such, Mr. Eriksen will not alone be able to cause Nocopi to take any action. However, Eriksen Capital expects Mr. Eriksen to actively engage his fellow directors in full discussion of the issues facing Nocopi and resolve them together. By utilizing his experience and working constructively with the other Board members, Eriksen Capital believes that Mr. Eriksen can effect positive change at Nocopi. Eriksen Capital expects Mr. Eriksen, if elected, to advocate for improvements to Nocopi’s corporate governance. Eriksen Capital is not aware of any plans by Mr. Eriksen to take any specific actions if elected to the Board.
If elected, Mr. Eriksen, together with the other directors of Nocopi, will be responsible for managing the business and affairs of Nocopi. Each director of Nocopi has an obligation to comply with his or her fiduciary duties under Maryland law. It is possible that circumstances may arise in which the interests of Eriksen Capital, on the one hand, and the interests of other stockholders of Nocopi, on the other hand, may differ. In that case, we expect Mr. Eriksen to fully discharge his fiduciary obligations to Nocopi and its stockholders under Maryland law.
Except as set forth in this Proxy Statement, we believe that Mr. Eriksen is independent and is not currently affiliated with Nocopi or any of its subsidiaries. We have no knowledge of any facts that would prevent the determination that Mr. Eriksen is independent in accordance with the corporate governance standards applicable to Nocopi or any applicable legal requirements. Consequently, we believe that if Mr. Eriksen is elected, he will be independent and eligible to serve on the Board’s Audit Committee. If Mr. Eriksen is elected, the composition of the Board’s committees will be determined by the Board.
Mr. Eriksen has consented to being named as a nominee in this Proxy Statement and to serve as a director of Nocopi if elected. We do not expect that Mr. Eriksen will be unable to stand for election to the Board or to serve as a director if elected. In the event that a vacancy should occur because Mr. Eriksen is unable to serve or for good cause will not serve, we may appoint a substitute candidate and the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee. If we appoint a substitute nominee, we will make a filing with the SEC that (1) identifies such substitute nominee; (2) discloses that such substitute nominee has consented to being named in this Proxy Statement, as supplemented, and to serve as a director of Nocopi if elected; and (3) includes the information with respect to such substitute nominee required to be disclosed under the proxy rules of the SEC. In the event that Nocopi refuses to permit a substitute nominee as contemplated by this paragraph by reason of the Bylaws or otherwise, we reserve the right to challenge such Bylaws or the application of such Bylaws to such substitute nominee or take other action in an appropriate legal proceeding.
We reserve the right to nominate additional nominees if Nocopi (1) purports to increase the number of directorships; or (2) makes or announces any changes to the Bylaws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying Mr. Eriksen. To the extent that Nocopi attempts to increase the size of the Board, we reserve the right to nominate an equal number of additional persons, which we believe would be an available remedy under Maryland law in response to any attempt by Nocopi to interfere with the voting rights of Nocopi’s stockholders. Additional nominations made pursuant to the foregoing are without prejudice to our position that any attempt by Nocopi to change the size of the Board or disqualify Mr. Eriksen or any substitute, additional or alternate nominee through amendments to the Bylaws or otherwise would constitute unlawful manipulation of Nocopi’s corporate machinery. If we appoint an additional nominee, we will make a filing with the SEC that (1) identifies such additional nominee; (2) discloses that such additional nominee has consented to being named in this Proxy Statement, as supplemented, and to serve as a director of Nocopi if elected; and (3) includes the information with respect to such additional nominee required to be disclosed under the SEC’s proxy rules. We reserve the right to challenge any action by Nocopi that has, or if consummated would have, the effect of disqualifying Mr. Eriksen or any substitute or additional nominee. We further reserve the right to change our intention to nominate Mr. Eriksen or any substitute or additional nominee at any time.
We will use proxies solicited only to vote for Mr. Eriksen (or any additional or substitute nominee, as described above). If we substitute a nominee or propose an additional nominee, we will make the filings with the SEC described above. Only then will the shares of Common Stock represented by the enclosed WHITE proxy card be voted for any additional or substitute nominee.
Mr. Eriksen will not receive any compensation from us for his services as a director of Nocopi if elected. If elected, Mr. Eriksen will be entitled to receive from Nocopi compensation paid by Nocopi to its non-employee directors. It is our understanding that the compensation currently paid by Nocopi to its non-employee directors is a cash fee of $3,000 annually.
WE URGE YOU TO VOTE FOR THE ELECTION OF TIM ERIKSEN ON THE ENCLOSED WHITE PROXY CARD. We intend to vote our shares of Common Stock “FOR” the election of Tim Eriksen.

PROPOSAL 2 — PROPOSAL REQUESTING A DECLASSIFIED BOARD
Eriksen Capital submitted the following proposal for consideration at the Annual Meeting. This proposal urges the Board to take all necessary steps (other than any steps that must be taken by the stockholders) to eliminate the classification of the Board and to require that all directors be elected on an annual basis.
RESOLVED, that the stockholders of Nocopi urge the Board of Directors to take all necessary steps (other than any steps that must be taken by stockholders) to eliminate the classification of the Board of Directors and to require that all directors be elected on an annual basis.
Eriksen Capital acknowledges that there are circumstances in which it may be beneficial for a company to have a classified board of directors. For example, a classified board reduces a company’s vulnerability to certain potentially abusive takeover tactics by encouraging potential acquirers to negotiate at arms-length with a company’s board of directors. Eriksen Capital believes that the benefits of the Board being classified are more than outweighed by the costs imposed on stockholders.
Eriksen Capital believes that, as a matter of good corporate governance, all directors should be elected annually. Eriksen Capital recommends that you vote “FOR” this proposal. Eriksen Capital intends to vote its shares of Common Stock “FOR” this proposal.

VOTING AND PROXY PROCEDURES
Securities Entitled to Vote
Based on information publicly disclosed by Nocopi, the shares of Common Stock constitute the only class of outstanding voting securities of Nocopi. Accordingly, only holders of shares of Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. There are no cumulative voting rights. According to Nocopi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, Nocopi had 67,495,055 shares of Common Stock outstanding as of September 30, 2021. If you are a stockholder of record as of the Record Date, you will retain your right to vote at the Annual Meeting even if you sell your shares of Common Stock after the Record Date.
Quorum
The presence in person or by proxy of stockholders (without regard to class) entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. We may seek to challenge any attempt by the Board to increase the quorum at the Annual Meeting.
Your shares of Common Stock will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, brokerage firm, dealer, trust company or other nominee) or if you vote in person by ballot at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting or conclude the meeting without adjournment to another date. If the Annual Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the meeting as originally notified. We may seek to challenge any attempt by the Board to conclude the Annual Meeting without adjournment to another date.
Vote Required
Nocopi’s organizational documents provide that directors are elected by the affirmative vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions, if any, will not count as votes cast and will have no effect. Broker non-votes, if any, will not count as votes cast and will have no effect.
To the knowledge of Eriksen Capital, with respect to any proposal other than the election of directors that properly comes before the Annual Meeting, such proposal will be approved if it receives the affirmative vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions, if any, will not count as votes cast and will have no effect. Broker non-votes, if any, will not count as votes cast and will have no effect.
We currently intend to deliver this Proxy Statement and a WHITE proxy card to a sufficient number of holders of shares of Common Stock to elect Mr. Eriksen as a director and approve the proposal to declassify the Board.
Pursuant to applicable SEC rules, Nocopi is required to announce the preliminary or final voting results within four business days of the Annual Meeting by means of a Current Report on Form 8-K filed with the SEC.
Voting by Proxy
Please authorize a proxy to vote by signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided TODAY.
If you hold your shares of Common Stock in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date, and return the WHITE proxy card for each account.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, we encourage you to vote the enclosed WHITE proxy card today so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, we recommend that you vote your WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.
The enclosed WHITE proxy card may be signed only by holders of record of shares of Common Stock as of the close of business on the Record Date. If you were a stockholder of record as of the close of business on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell some or all of your shares of Common Stock after the Record Date. Accordingly, it is important that you vote all of the shares of Common Stock held by you as of the close of business on the Record Date or grant a proxy to vote your shares of Common Stock on the enclosed WHITE proxy card, even if you sell some or all of your shares of Common Stock after the Record Date.
If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, these proxy materials are being forwarded to you by your bank, brokerage firm, dealer, trust company or other nominee. As a beneficial owner, you must instruct your broker, dealer, trustee or nominee how to vote. Your broker, dealer, trustee or nominee cannot vote your shares of Common Stock on your behalf without your instructions.
If you are a beneficial owner of shares of Common Stock held in “street name” and do not provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee, your shares of Common Stock will not be voted on any proposal on which your bank, brokerage firm, dealer, trust company or other nominee does not have or does not exercise discretionary authority to vote, such as a non-routine matter for which you do not provide voting instructions. This is referred to as a “broker non-vote.” We believe that due to the contested nature of the election at the Annual Meeting, all of the matters to be voted on at the Annual Meeting are considered non-routine. Accordingly, banks, brokerage firms, dealers, trust companies, and other nominees will be unable to exercise discretionary voting authority with respect to the election of directors or with respect to any of the proposals to be voted on at the Annual Meeting.
Depending upon your bank, brokerage firm, dealer, trust company or other nominee, you may be able to vote either by telephone or over the Internet. Please refer to the enclosed WHITE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating, and returning the enclosed WHITE voting instruction form.
Because a beneficial owner is not the stockholder of record, if you wish to vote your shares of Common Stock in person by ballot at the Annual Meeting, you must obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company, or other nominee that holds your shares of Common Stock. Your bank, brokerage firm, dealer, trust company, or other nominee can help you obtain a “legal proxy.”

IMPORTANT
Regardless of how many shares of Common Stock you own, your vote is very important. Please vote by signing, dating, and returning the enclosed WHITE proxy card.
Please vote each WHITE proxy card that you receive as each account must be voted separately.
Do not return any proxy card that you may receive from Nocopi, even as a protest vote. If you have already submitted a proxy card that you received from Nocopi, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date, and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.
Attending the Annual Meeting
You are entitled to attend the Annual Meeting if you are a stockholder of record as of the close of business on the Record Date.
If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company, or other nominee, your name will not appear in Nocopi’s register of stockholders. Those shares of Common Stock are held in the name of your bank, brokerage firm, dealer, trust company, or other nominee on your behalf. In order for you to attend the Annual Meeting, you must bring a letter or account statement showing that you beneficially own the shares of Common Stock held by your bank, brokerage firm, dealer, trust company, or other nominee. To ensure that your shares of Common Stock are voted at the Annual Meeting, you should promptly give instructions to your bank, brokerage firm, dealer, trust company, or other nominee to ensure that a WHITE proxy card is submitted on your behalf.
Nocopi may impose other procedures for attendance at the Annual Meeting. Please review any instructions provided by Nocopi.
Revocation of Proxies
If you are a record owner of shares of Common Stock as of the close of business on the Record Date and have mailed a proxy card to Nocopi, you may revoke that card before it is voted at the Annual Meeting by mailing a signed WHITE proxy card bearing a date later than the proxy card that you delivered to Nocopi either to Eriksen Capital in care of InvestorCom LLC, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, or to such address as Nocopi may provide. Only your latest signed and dated proxy will count and will serve as a revocation of any prior proxy submitted. Proxies may also be revoked at any time prior to being voted at the Annual Meeting by: (1) attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or (2) delivering a written notice of revocation. A written revocation may be in any form validly signed by the record holder or an authorized agent of the record holder as long as it clearly states that the proxy previously given is no longer effective. A written notice of revocation may be delivered either to Eriksen Capital in care of InvestorCom LLC, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, or to such address as Nocopi may provide. Although a revocation is effective if delivered to Nocopi, we request that you mail or deliver either the original or a copy of any revocation to Eriksen Capital in care of InvestorCom LLC, 19 Old Kings Highway S., Suite 130, Darien, CT 06820. Eriksen Capital may contact stockholders who have revoked their proxies.
If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company, or other nominee and you wish to revoke a proxy card, you must return a later dated proxy to your bank, brokerage firm, dealer, trust company, or other nominee. Only your latest signed and dated proxy will count. You may also revoke a proxy at any time before it is voted at the Annual Meeting by attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). You will also need to obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company, or other nominee that holds your shares of Common Stock in order to vote in person by ballot at the Annual Meeting.
By submitting your proxy to Eriksen Capital by signing and dating the enclosed WHITE proxy card, you are revoking all prior proxies that you have previously given with respect to the Annual Meeting.

SOLICITATION OF PROXIES
The initial solicitation of proxies by mail may be supplemented by telephone, fax, email, newspapers, and other publications of general distribution, through the Internet, and by personal solicitation by Eriksen Capital and the persons listed on Annex A who are “participants” in the solicitation of proxies. No additional compensation for soliciting proxies will be paid to such participants for their proxy solicitation efforts.
Eriksen Capital has retained InvestorCom for solicitation and advisory services in connection with the solicitation of proxies, for which InvestorCom is to receive a fee of up to $[•]. Up to [•] people may be employed by InvestorCom in connection with the solicitation of proxies. Eriksen Capital has also agreed to reimburse InvestorCom for out-of-pocket expenses and to indemnify InvestorCom against certain liabilities and expenses, including reasonable legal fees and related charges. InvestorCom will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other nominees, and other institutional holders.
Eriksen Capital’s expenses related to the solicitation of proxies are currently estimated to be approximately $[•], of which approximately $[•] has been incurred to date. Such costs include, among other things, expenditures for attorneys, public relations advisors, proxy solicitors, printing, advertising, postage, and other miscellaneous expenses and fees. The entire expense of soliciting proxies by or on behalf of Eriksen Capital is being borne by Eriksen Capital. Bank, brokerage firms, dealers, trust companies, and other nominees will be requested to forward solicitation materials to beneficial owners of shares of Common Stock. Eriksen Capital will reimburse banks, brokerage firms, dealers, trust companies, and other nominees for their reasonable expenses for sending solicitation material to beneficial owners.
To the extent legally permissible, Eriksen Capital currently intends to seek reimbursement from Nocopi for the costs of this solicitation. Eriksen Capital does not currently intend to submit the question of such reimbursement to a vote of the stockholders of Nocopi.

OTHER MATTERS
Miscellaneous
Except as set forth in this Proxy Statement, we are not aware of any other proposals to be considered at the Annual Meeting. However, if we learn of any other proposals made a reasonable time before the Annual Meeting, we will either (1) supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on the proposal; or (2) not exercise discretionary authority with respect to the proposal. If other proposals are made after a reasonable time before the Annual Meeting, the proxy holders will vote their proxies in their discretion on such proposals.
Interests of Participants in the Solicitation
The Solicitation is being conducted by Eriksen Capital. The information in this Proxy Statement and in Annex A about the other persons listed on Annex A who are “participants” in the solicitation of proxies by Eriksen Capital was provided by that participant.
Important Notice Regarding the Availability of Proxy Materials
This Proxy Statement and the WHITE proxy card are available at http://www.[•].
Certain Information Regarding Nocopi
Based on information publicly disclosed by Nocopi, Nocopi’s principal executive office is located at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.
Nocopi is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is required to file reports, proxy statements and other information with the SEC. The SEC maintains a website (www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.
Except as otherwise stated in this Proxy Statement, the information in this Proxy Statement concerning Nocopi has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although Eriksen Capital has no knowledge that would indicate that statements relating to Nocopi contained in this Proxy Statement that are made in reliance upon publicly available information are inaccurate or incomplete, to date (1) Eriksen Capital has not had access to the books and records of Nocopi related to such information and statements; (2) was not involved in the preparation of such information; and (3) is not in a position to verify such information and statements. All information relating to any person other than the participants is based only on the knowledge of Eriksen Capital.
Stockholder Nominations and Proposals for the Annual Meeting
Nocopi’s Proxy Statement discloses the following information related to the submission of stockholder proposals for the Annual Meeting: [•]
Please refer to Nocopi’s Proxy Statement for additional information on these matters.
The reprinting of this information in this Proxy Statement should not be construed as an admission by Eriksen Capital that such procedures are legal, valid, or binding.

FORWARD-LOOKING STATEMENTS
This Proxy Statement may contain certain statements that are “forward looking” in nature, and stockholders should be aware that any such forward-looking statements are only predictions and subject to risks and uncertainties that exist in the business environment that could render actual outcomes and results materially different from that predicted. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “plan,” “expect,” “intend” or “believe” or the negative of such terms or other comparable terminology. You should not place undue reliance on any such statements, and any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements. There can be no assurance that the actual results or developments anticipated by Eriksen Capital will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Nocopi or its business, operations or financial condition. Except to the extent required by applicable law, Eriksen Capital undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

OTHER INFORMATION
The information concerning Nocopi contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. As of the date of this Proxy Statement, Eriksen Capital has no knowledge that would indicate that statements relating to Nocopi contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete. Eriksen Capital does not take any responsibility for the accuracy or completeness of such information or for any failure by Nocopi to disclose events that may have occurred and may affect the significance or accuracy of any such information.
This Proxy Statement is dated [•], 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders will not create any implication to the contrary.
YOUR PROMPT ACTION IS IMPORTANT. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE TODAY. YOU MUST SIGN AND DATE THE WHITE PROXY CARD IN ORDER FOR IT TO BE VALID.

ANNEX A
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, Mr. Eriksen and certain other persons are “participants” with respect to Eriksen Capital’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons and entities who are participants. Each natural person who is a participant is a citizen of the United States of America.
Certain Information Concerning Mr. Eriksen
There are no material legal proceedings in which Mr. Eriksen or any of his associates is a party adverse to Nocopi or any of its subsidiaries, or proceedings in which Mr. Eriksen or his associates have a material interest adverse to Nocopi or any of its subsidiaries. There are no family relationships between Mr. Eriksen and any director or executive officer of Nocopi.
Except as disclosed in this Proxy Statement, Mr. Eriksen has not been involved in any legal proceedings in the preceding ten years described in Item 401(f) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”). Except as disclosed in this Proxy Statement, there are no arrangements or understandings between Mr. Eriksen and any other party pursuant to which Mr. Eriksen was or is to be selected as a director or nominee. Except as disclosed in this Proxy Statement, neither Mr. Eriksen nor any of his associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of Nocopi, or is subject to any arrangement described in Item 402 of Regulation S-K.
The following table sets forth the name and business address of Mr. Eriksen, as well as the name and principal business addresses of the corporation or other organization in which his principal occupation or employment is carried on. The principal occupation or employment of Mr. Eriksen is set forth under the caption “Proposals 1 — Election of Tim Eriksen.”
Name	Business Address
Tim Eriksen	c/o Eriksen Capital Management LLC 8695 Glendale Road Custer, WA 98240
Certain Information Concerning Eriksen Capital
CCP is a Washington limited liability company. The current principal address of CCP is 8695 Glendale Road, Custer, WA 98240. The principal business of CCP is to act as a private investment partnership. CCP is the direct beneficial owner of 6,621,253 shares of Common Stock.
ECM is a Washington limited liability company. The principal address of ECM is 8695 Glendale Road, Custer, WA 98240. The principal business of ECM is to act as a registered investment advisor. ECM acts as an investment advisor to certain separately managed accounts (“SMAs”). ECM may be deemed to be the beneficial owner of 454,484 shares of Common Stock held by the SMAs or otherwise managed by ECM on behalf of the SMAs. ECM does not own any shares of Common Stock held by these SMAs and cannot vote such shares. ECM disclaims beneficial ownership of such shares for all other purposes.
Mr. Eriksen is the President of ECM, and ECM is the Managing Member of CCP. Mr. Eriksen’s residence and business address is disclosed elsewhere in this Proxy Statement. The principal business of Mr. Eriksen is investing in securities in his capacity as the President of ECM. Mr. Eriksen may be deemed to have the power to direct the voting and disposition of the shares of Common Stock owned (beneficially or of record) by CCP, and may be deemed to be the indirect beneficial owner of such shares. Mr. Eriksen disclaims beneficial ownership of CCP’s shares of Common Stock for all other purposes. Mr. Eriksen may also be deemed to be the indirect beneficial owner of the shares of Common Stock held by the SMAs. Mr. Eriksen disclaims such beneficial ownership.

Information Regarding Ownership of Common Stock by the Participants
As of the date of this Proxy Statement, the participants may be deemed to have beneficial ownership of the shares of Common Stock as set forth in the table below. Except as set forth in this Proxy Statement, the participants do not beneficially own any shares of Common Stock and none of their associates beneficially owns any shares of Common Stock. Neither the participants nor any of their respective associates owns any shares of Common Stock of record that such person does not own beneficially. Neither the participants nor any of their respective associates holds any other securities of Nocopi or any subsidiaries of Nocopi.
Name	Number of Shares of Common Stock
Tim Eriksen	639,886(1)
CCP	6,621,253(2)
SMAs	454,484(3)

(1)
These shares are owned by Mr. Eriksen in his individual capacity. Mr. Eriksen may be deemed to indirectly beneficially own the shares of Common Stock owned (beneficially or of record) by CCP and any shares of Common Stock beneficially owned by ECM (including through the SMAs). Mr. Eriksen disclaims such beneficial ownership.

(2)
Includes 1,000 shares of Common Stock held of record by CCP.

(3)
Shares held by the SMAs are owned by investment clients of ECM, who are also responsible to vote the shares. ECM does not own these shares directly, but by virtue of ECM’s Investment Advisory Agreement, ECM may be deemed to beneficially own these shares by reason of its power to dispose of such Shares. ECM, CCP, and Mr. Eriksen disclaim beneficial ownership of these shares. The SMAs are not participants in Eriksen Capital’s solicitation of proxies in connection with the Annual Meeting.

Transactions in Nocopi’s Securities by the Participants
The following tables set forth purchases, sales, and other transactions involving Nocopi’s securities during the two years prior to March 22, 2022 by each of the participants. Except as disclosed in this Proxy Statement, none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Transactions by Tim Eriksen(1)
Date	Shares	Buy/Sell	Price
3/1/2021	20,000	Buy	0.1553
3/2/2021	12,000	Buy	0.1543
3/2/2021	30,000	Buy	0.1552
3/2/2021	25,000	Buy	0.1523
3/26/2021	55,000	Buy	0.1601
3/26/2021	5,000	Buy	0.1614
4/26/2021	30,000	Buy	0.1377
5/5/2021	200	Buy	0.137
5/6/2021	91,000	Buy	0.145
5/6/2021	1,672	Buy	0.139
5/6/2021	47,000	Buy	0.140
5/18/2021	30,000	Buy	0.168
6/28/2021	15,904	Inherited(2)	N/A
7/1/2021	50,000	Buy	0.190
7/1/2021	38,417	Buy	0.190

Date	Shares	Buy/Sell	Price
7/2/2021	4,000	Buy	0.186
7/2/2021	4,400	Buy	0.186
7/2/2021	293	Buy	0.190
7/6/2021	5,000	Buy	0.199
7/14/2021	5,800	Buy	0.200
7/14/2021	15,000	Buy	0.205
7/16/2021	10,000	Buy	0.200
7/16/2021	10,200	Buy	0.2002
7/16/2021	10,000	Buy	0.2050
7/20/2021	10,000	Buy	0.2045
7/21/2021	10,000	Buy	0.2000
8/12/2021	24,000	Buy	0.2000
8/12/2021	45,000	Buy	0.2000
Total	604,886
	Spouse IRA
Date	Shares	Buy/Sell	Price
1/6/2021	5,000	Buy	0.1464
3/18/2021	10,000	Buy	0.1507
3/15/2021	(100)	Sell	0.1500
4/12/2021	20,100	Buy	0.1483
Total	35,000

(1)
All “Buy” and “Sell” transactions are open market purchases and sales of shares of Common Stock.

(2)
“Inherited” refers to an inheritance of shares of Common Stock.

Transactions by CCP(1)
Date	Shares	Buy/Sell	Price
4/8/2021	2,596,014	Buy	0.1500
4/27/2021	204,632	Buy	0.1312
4/29/2021	1,418,400	Buy	0.1400
4/30/2021	90,000	Buy	0.1400
7/13/2021	8,000	Buy	0.1910
7/14/2021	31,139	Buy	0.2030
7/16/2021	307,219	Buy	0.2064
7/19/2021	209,200	Buy	0.2000
7/20/2021	42,500	Buy	0.2026
7/21/2021	57,000	Buy	0.2000
7/22/2021	90,400	Buy	0.2100
7/23/2021	55,200	Buy	0.1980
7/26/2021	11,749	Buy	0.1950
7/27/2021	190,000	Buy	0.2112
8/2/2021	50,910	Buy	0.2190

Date	Shares	Buy/Sell	Price
8/4/2021	7,500	Buy	0.2150
8/5/2021	34,010	Buy	0.2132
8/6/2021	61,000	Buy	0.2150
8/9/2021	149,080	Buy	0.2100
8/12/2021	20,000	Buy	0.2040
8/16/2021	320,000	Buy	0.2150
8/16/2021	15,000	Buy	0.2150
8/18/2021	105,000	Buy	0.2150
11/24/2021	326,300	Buy	0.1700
12/2/2021	150,000	Buy	0.1600
12/3/2021	21,000	Buy	0.1525
12/6/2021	50,000	Buy	0.1380
Total	6,621,253

(1)
All “Buy” and “Sell” transactions are open market purchases and sales of shares of Common Stock.

Transactions by ECM(1)
Date	Shares	Buy/Sell	Price
3/18/2021	8,204	Buy	0.1507
3/29/2021	8,000	Buy	0.1549
3/30/2021	22,000	Buy	0.1539
4/1/2021	12,850	Buy	0.1545
4/6/2021	2,150	Buy	0.1572
4/12/2021	11,796	Buy	0.1506
4/26/2021	20,000	Buy	0.1378
5/3/2021	63,616	Buy	0.1400
5/10/2021	1,444	Buy	0.1500
6/28/2021(4)	(65,060)	Distributed(2)	N/A
6/28/2021(4)	15,904	Inherited(3)	N/A
7/20/2021	22,500	Buy	0.2045
8/16/2021	500	Buy	0.2120
12/6/2021	330,000	Buy	0.1383
12/23/2021	148	Inherited(3)	N/A
12/23/2021	144	Inherited(3)	N/A
12/23/2021	144	Inherited(3)	N/A
12/23/2021	144	Inherited(3)	N/A
Total	454,484

(1)
All “Buy” and “Sell” transactions are open market purchases and sales of shares of Common Stock on behalf of the SMAs.

(2)
“Distributed” refers to an involuntary distribution of shares of Common Stock.

(3)
“Inherited” refers to an inheritance of shares of Common Stock.

(4)
On June 28, 2021, 65,060 shares from Mr. Eriksen’s deceased mother’s IRA were distributed to her four children and ten grandchildren. Later one of the children, Mr. Eriksen’s sister, requested that

Mr. Eriksen manage an account holding 15,904 shares that she inherited. Those shares are reflected above as an inheritance of 15,904 shares on June 28, 2021. The distribution of inherited shares to the grandchildren was delayed due to paperwork and was finalized on December 23, 2021. Four of the ten grandchildren are adult children of Mr. Eriksen who inherited an aggregate of 580 shares of Common Stock and all requested that he manage their accounts. Those shares are reflected above as inheritances on December 23, 2021. ECM has trading authority over the accounts through which the shares of Common Stock inherited by Mr. Eriksen’s sister and his four children are held, but ECM does not charge a fee for exercising such trading authority over such shares.
Miscellaneous Information Concerning the Participants
Except as described in this Annex A or in this Proxy Statement, neither any participant nor any of his respective associates or affiliates (together, the “Participant Affiliates”) (1) is either a party to any transaction or series of transactions since the beginning of Nocopi’s last fiscal year, or has knowledge of any currently proposed transaction or series of proposed transactions, (a) to which Nocopi or any of its subsidiaries was or is to be a participant, (b) in which the amount involved exceeds $120,000, and (c) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest; or (2) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter presently expected by Eriksen Capital to be acted upon at the Annual Meeting. Furthermore, except as described in this Annex A or this Proxy Statement, no participant or Participant Affiliate (1) directly or indirectly beneficially owns any securities of Nocopi or any securities of any subsidiary of Nocopi; or (2) has had any relationship with Nocopi in any capacity other than as a stockholder.
Except as described in this Annex A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by Nocopi or any of its affiliates or with respect to any future transactions to which Nocopi or any of its affiliates will or may be a party.
Except as described in this Annex A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since the beginning of Nocopi’s last fiscal year, with any person with respect to any securities of Nocopi, including, but not limited to, the transfer or voting of such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, consents, or authorizations.
Eriksen Capital and Mr. Eriksen may be deemed to have an interest in the election of Mr. Eriksen directly or indirectly through the record or beneficial ownership of shares of Common Stock. Mr. Eriksen may also be deemed to have an interest in his election to the Board by virtue of the compensation and indemnification that he will, or will be entitled to, receive from Nocopi if elected as a director.
Except as described in this Annex A or in this Proxy Statement, there are no arrangements, agreements, or understandings between or among the participants or between or among participants and any other persons or entities in connection with the election of Mr. Eriksen, and no participant will receive additional compensation from Eriksen Capital in connection with the election of Mr. Eriksen.
Except as described in this Annex A or in this Proxy Statement, there are no material proceedings in which Mr. Eriksen or any of his respective associates is a party adverse to Nocopi or any of its subsidiaries, or material proceedings in which Mr. Eriksen or any of his associates has a material interest adverse to Nocopi or any of its subsidiaries.
Except as described in this Annex A or in this Proxy Statement, (1) no occupation or employment is or was carried on by Mr. Eriksen with Nocopi or any corporation or organization which is or was a parent, subsidiary or other affiliate of Nocopi; and (2) Mr. Eriksen has never served on the Board.
Except as described in this Annex A or in this Proxy Statement, there are no family relationships between Mr. Eriksen and any director or executive officer of Nocopi.
During certain portions of the most recent fiscal year, Eriksen Capital may be deemed to have been the beneficial owner of more than 10 percent of the Common Stock, if ECM were deemed the beneficial owner of the shares held by the SMAs. As stated above in this Proxy Statement, ECM disclaims such beneficial ownership. To the knowledge of Eriksen Capital, Eriksen Capital did not fail to file on a timely basis any reports required by Section 16(a) of the Exchange Act during Nocopi’s most recent fiscal year or any other applicable prior fiscal years.
Except as described in this Annex A or in this Proxy Statement, there are no relationships or dealings between Mr. Eriksen and Nocopi or any of its subsidiaries, affiliates, directors, officers, or agents.
None of the participants has been convicted in a criminal proceeding during the past 10 years.

IMPORTANT
PLEASE REVIEW THIS PROXY STATEMENT AND
THE ENCLOSED MATERIALS CAREFULLY.
YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR
HOW FEW SHARES OF COMMON STOCK YOU OWN.
1.   If you hold your shares of Common Stock on the books and records of Nocopi in your own name, please authorize a proxy to vote by signing, dating, and returning the enclosed WHITE proxy card. A postage-paid envelope is provided for your convenience.
2.   If you hold your shares of Common Stock in “street name” in the name of a bank, brokerage firm, dealer, trust company, or other nominee, only that entity can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company, or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting instruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company, or other nominee. If your bank, brokerage firm, dealer, trust company, or other nominee provides for voting instructions to be delivered by telephone or over the Internet, instructions will be included on the enclosed WHITE voting instruction form.
3.   If you have previously signed and returned a proxy card to Nocopi, you have every right to change your vote. Only your latest signed and dated proxy card will be counted. You may revoke any proxy card already sent to Nocopi by signing, dating, and returning the enclosed WHITE proxy card. A postage-paid envelope is provided for your convenience. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting or by voting in person by ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.
4.   After voting the enclosed WHITE proxy card, do not sign or return a proxy card unless you intend to change your vote. Only your latest signed and dated proxy will be counted.
5.   Please vote each and every WHITE proxy card and WHITE voting instruction form that you receive as each account must be voted separately.
If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement or need help voting your shares of Common Stock, please contact:
InvestorCom LLC
19 Old Kings Highway S., Suite 130
Darien, CT 06820
Stockholders call toll-free: (877) 972-0090
Banks and brokers call collect: (203) 972-9300

PRELIMINARY FORM OF PROXY CARD — SUBJECT TO COMPLETION
PLEASE VOTE TODAY!
SEE REVERSE SIDE
▼TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND
SIGN, DATE, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED▼

FORM OF PROXY CARD — WHITE
ANNUAL MEETING OF STOCKHOLDERS
NOCOPI TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED BY ERIKSEN CAPITAL AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF NOCOPI TECHNOLOGIES, INC. (THE “BOARD”)
The undersigned stockholder of Nocopi Technologies, Inc., a Maryland corporation (“Nocopi”), hereby constitutes and appoints Tim Eriksen and John G. Grau, and each of them, as proxies, each with full power of substitution and resubstitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $.01 per share, of Nocopi registered in the name of the undersigned at the Annual Meeting of Stockholders of Nocopi to be held at [•], on [•], 2022, at the [•], and at any adjournments, postponements, or other delays thereof  (the “Annual Meeting”).
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
This proxy revokes all prior proxies given by the undersigned with respect to the Annual Meeting.
YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY TODAY.
(continued, and to be signed and dated, on the reverse side)
YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of Nocopi’s
common stock for the Annual Meeting.
PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY.
Vote by Mail — Please sign, date, and return this WHITE proxy card in the postage paid envelope provided, or mail it to: Cedar Creek Partners, LLC, c/o InvestorCom LLC, 19 Old Kings Highway S., Suite 130, Darien, CT 06820.
▼PLEASE DETACH PROXY CARD HERE AND SIGN, DATE
AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED▼
PLEASE MARK VOTES AS IN THIS EXAMPLE: ☒
PROPOSAL 1 — Election of Tim Eriksen
1.
To elect Tim Eriksen to serve as a Class I director of Nocopi for a term expiring at Nocopi’s 2025 annual meeting of stockholders and until his successor has been elected and qualified.

☐ FOR	☐ AGAINST	☐ ABSTAIN
WE RECOMMEND THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1.
PROPOSAL 2 — Proposal Requesting a Declassified Board
2.
A proposal requesting a declassified board structure.

☐ FOR	☐ AGAINST	☐ ABSTAIN
WE RECOMMEND THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.
THIS PROXY IS VALID ONLY WHEN SIGNED.
Dated:                  , 2022

Printed Name of Stockholder

Signature of Stockholder (and title, if any)

Signature of Stockholder (if held jointly)
Please sign exactly as your name or names appear on the stock certificate or on the attached label. If shares of common stock are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE PROMPTLY SIGN, DATE, AND RETURN THIS WHITE PROXY CARD.
A POSTAGE-PAID ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.